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                                                                 EXHIBIT 10.134


                 MASTER BLUEGREEN RESORT LOAN FACILITY PRIVATE

         THIS MASTER BLUEGREEN RESORT LOAN FACILITY (this "AGREEMENT") dated as of October 20, 1998, is made by and between HELLER FINANCIAL, INC., a Delaware corporation ("LENDER"), and BLUEGREEN CORPORATION, a Massachusetts corporation ("BLUEGREEN").

                                R E C I T A L S:

         A. All capitalized terms used herein shall have the meanings ascribed thereto in the Appendix attached hereto and made a part hereof by this reference.

         B. Bluegreen, directly or through one or more of its subsidiaries, is in the business of acquiring, constructing and/or developing certain Resorts for the purpose of selling Intervals therein and/or treating such Resorts as Component Sites in connection with its Club.

         C. Upon satisfaction of the terms and conditions set forth herein, Lender may extend financing from time to time to Bluegreen or certain Eligible Bluegreen Subsidiaries, the proceeds of which will be used to acquire, construct and develop certain Eligible Resorts.

         D. Bluegreen has agreed to guarantee all of the obligations of such Eligible Bluegreen Subsidiaries under this Agreement and the other Resort Loan Documents except in any case in which Bluegreen is the borrower, including, without limitation, all of the obligations of the Eligible Bluegreen Subsidiaries with respect to any financing provided from time to time by Lender.

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, Bluegreen and Lender agree as follows:

1.       EXTENSION OF FINANCING

         1.1      FINANCING GENERALLY.

                  (A) EXTENSION OF RESORT LOANS. During the Eligibility Period but subject to the requirements of this Section 1.1 and the requirements of Sections 1.2, 1.3 and 2 hereof, Lender shall extend Resort Loans to either Bluegreen or one or more Eligible Bluegreen Subsidiaries identified from time to time by Bluegreen to Lender as being the owners and developers of particular Eligible Resorts. Each such Resort Loan shall

                  (i) be made either to Bluegreen or to an Eligible Bluegreen Subsidiary that is the owner and developer of an Eligible Resort whose Resort Development Costs are to be financed, in part, by such Resort Loan,

                  (ii) be disbursed in a series of Resort Advances during the then remaining unexpired portion of the Eligibility Period (including, where applicable, the Extension Period) to pay for not more than 85% of Resort Development Costs incurred or to be



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         incurred by Bluegreen or such Eligible Bluegreen Subsidiary in acquiring, constructing and/or developing such Eligible Resort (each such Resort Advance shall relate to particular line item or items identified in the Approved Development Budget for such Resort; no more than one Resort Advance per Resort Loan shall be made in any calendar month),

                  (iii) be in a stated maximum principal amount of $2,500,000 or more,

                  (iv) shall have a final maturity date of not more than seven
         (7) years from the Facility Closing Date,

                  (v) bear interest at the Interest Rate in effect from time to time (which interest shall be computed on the unpaid principal balance which exists from time to time with respect to each Resort Advance under such Resort Loan only from the date on which such Resort Advance is made and shall be paid by Bluegreen or such Eligible Bluegreen Subsidiary, as the case may be, to Lender on a monthly basis as provided in the applicable promissory note for such Resort Loan),

                  (vi) be guaranteed in full by Bluegreen, if such Resort Loan shall have been extended to an Eligible Bluegreen Subsidiary, and, in each case, be secured by all right, title and interest of Bluegreen or such Eligible Bluegreen Subsidiary in and to the Eligible Resort related to such Resort Loan, and in and to all leases, rents, products and proceeds in respect thereof (including, without limitation, any other collateral provided for in the applicable Resort Loan Documents), PROVIDED that such Resort Loan shall not be secured by any security interest or lien in respect of any receivable (including, without limitation, any promissory note and mortgage or deed of trust in respect thereof) arising from the sale of an Interval if the applicable release price in respect of such sale, as provided in the Resort Loan Documents for such Resort Loan, shall have been paid, and

                  (vii) be otherwise governed by the Resort Loan Documents for such Resort Loan;

PROVIDED, that, in no event shall the maximum principal amount available under such Resort Loan as of the Resort Loan Closing Date therefor exceed the Resort Loan Limit determined at such time. It is the intention of Lender and Bluegreen that the Resort Loan facility described herein not be a "revolving facility" but rather a "multiple advance" facility that is permanently utilized as each Resort Loan is made and that the sum of the original principal amount of all Resort Advances made under all Resort Loans and the unutilized borrowing availability under all Resort Loans not exceed, in the aggregate, $25,000,000. It is further intended that each Resort Loan not be a "revolving facility" but rather a "multiple advance" facility that is permanently utilized as each Resort Advance is made thereunder.

                  (B) RESORT LOAN DOCUMENTS. On or prior to the Resort Loan Closing Date for each Resort Loan, Lender and either Bluegreen or the Eligible Bluegreen Subsidiary for such Resort Loan shall enter into the Resort Loan Documents for such Resort Loan. Each



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Resort Loan Document shall be in Lender's then standard form with such changes thereto as Lender may require in its sole discretion, including, without limitation, such changes as may have been required as a condition to Lender's granting approval of such Resort Loan.

         1.2 REQUESTS FOR FINANCING. During the Eligibility Period (but not the Extension Period), Bluegreen shall have the right to request Lender to make a Resort Loan with respect to an Eligible Resort. Each such request shall be made not less than sixty (60) days and not more than one hundred twenty (120) days prior to the Resort Loan Closing Date requested by Bluegreen for such Resort Loan, shall identify the Eligible Bluegreen Subsidiary and the Eligible Resort in respect of such requested Resort Loan and shall be substantially in the form of SCHEDULE 1.2 attached hereto and made a part hereof. Anything contained herein to the contrary notwithstanding but subject to the last paragraph of this Section 1.2, (a) Bluegreen acknowledges that Lender has reserved its right to approve each request on a case-by-case basis in its sole discretion and that Lender must apply its credit approval standards and processes to each such request and each such Resort Loan and Eligible Resort that is the subject thereof and (b) no Resort Loan Closing Date shall occur during the Extension Period.

         Upon the receipt of any such request and all information required to be submitted in connection with such request (as set forth in SCHEDULE 1.2 attached hereto), Lender agrees to inform Bluegreen of its decision to approve or reject such request within 45 days after its receipt of such request and all of such information; if such request is approved, such approval shall be subject to, on a post-approval basis, (a) the Lender's satisfactory verifying of any or all information supplied in connection with such request, (b) a satisfactory report in respect of any customary or otherwise necessary legal due diligence in connection with such request and/or such information and (c) the satisfying of the other terms and conditions of this Agreement.

         Lender agrees to use its best efforts (but, in any case, without any obligation on its part) to, within 15 days after the receipt of any such request, determine whether it is likely that it will not approve such request. If Lender shall make any such determination, Lender agrees to use its best efforts to communicate the same to Bluegreen as soon as practicable. In connection with any request in respect of which Lender has stated to Bluegreen that it is likely that the same will not be approved, Lender will not continue its approval process unless it receives a second request from Bluegreen to do so.

         1.3 CLOSING OF RESORT LOANS. Resort Advances under each Resort Loan shall be advanced upon the satisfaction of the conditions precedent set forth in the Resort Loan Documents in respect thereof. The first Resort Advance under each Resort Loan shall be subject to the conditions set forth in Section 2 hereof and the conditions set forth in the Resort Loan Documents in respect of such Resort Loan. All Resort Advances under each Resort Loan shall be disbursed by Lender pursuant to customary construction loan disbursement procedures set forth in the Resort Loan Documents in respect thereof which shall include, among other things, general contractor certifications, mechanic's lien partial or final (as the case may be) waivers, inspections and certifications by Lender's Architect, mortgagee title insurance policy bringdown endorsements, reconciliations of past contractor and subcontractor payments with work completed and an "as built" certified survey (in the case of the last Resort Advance under any Resort Loan).



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         1.4 PAYMENT OF RESORT LOANS. Each Resort Loan shall be due and payable in accordance with the Resort Loan Documents for such Resort Loan. Such Resort Loan Documents shall provide that any security interest or lien granted pursuant thereto upon any Interval in the Eligible Resort shall be released from time to time by Lender from such security interest or lien only after payment to Lender of a release price. Such release price shall be equal to the amount, which shall be determined at the time of the first Resort Advance in respect of such Resort Loan, necessary to fully repay such Resort Loan solely through release payments in respect of eighty percent (80%) of the unsold Intervals planned for such Eligible Resort and for which a deed shall not have been conveyed at the time of such first Resort Advance (and if such Eligible Resort is being developed in phases, the foregoing release price determination shall be calculated in respect of each tranche of such Resort Loan and the particular phase of the Eligible Resort to which it relates). Such Resort Loan Documents shall also provide that either Bluegreen or the Eligible Bluegreen Subsidiary under such Resort Loan shall make such principal payments of such Resort Loan as shall be necessary so as to cause the outstanding principal balance of such Resort Loan not to exceed certain maximum principal loan amounts as of certain dates, which maximum principal loan amounts and dates shall be in accordance with Lender's then existing guidelines for acquisition, construction and development loans in the nature of such Resort Loan and shall otherwise be agreed between Bluegreen and Lender (and if such Eligible Resort is being developed in phases, the foregoing required principal payments shall be calculated in respect of each tranche of such Resort Loan and the particular phase of the Eligible Resort to which it relates).

         1.5 COMMITMENT FEE. Bluegreen acknowledges and agrees that the Commitment Fee of Two Hundred Fifty Thousand Dollars ($250,000) has been fully earned by Lender. $100,000 of such Commitment Fee is due and payable on the Facility Closing Date. The unpaid portion of the Commitment Fee shall be paid by Bluegreen in installments equal to one percent (1%) of the amount of each Resort Advance made with respect to each Resort Loan and, in any case, the unpaid amount thereof shall be due and payable on the last day of the Eligibility Period (which shall, for this purpose, exclude the Extension Period and include, for the avoidance of doubt, the date on which this Facility shall have been terminated under Section 7.1 as a result of the existence of a Termination Event). Bluegreen hereby agrees that one percent (1%) of the amount of each Resort Advance shall be retained by Lender and applied to the aforesaid unpaid portion of the Commitment Fee (and Bluegreen shall instruct each Eligible Bluegreen Subsidiary to consent to the same). Anything contained in this Section 1.5 to the contrary notwithstanding, in no event shall the amount payable in respect of the unpaid Commitment Fee after the Facility Closing Date exceed One Hundred Fifty Thousand Dollars ($150,000).

2.       FINANCING CLOSING CONDITIONS

         The obligation of Lender to extend any Resort Loan hereunder to Bluegreen or an Eligible Bluegreen Subsidiary in respect of an Eligible Resort is subject to the satisfaction, in Lender's sole discretion, of all of the conditions set forth below.

         2.1 RESORT LOAN DOCUMENTS. Lender shall have received, in form and substance satisfactory to Lender, counterparts of the Resort Loan Documents for such Resort Loan



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executed by the Eligible Bluegreen Subsidiary and Bluegreen, as the case may be, and each of such Resort Loan Documents shall be in form and substance acceptable to Lender in Lender's sole discretion.

         2.2 DELIVERIES PRIOR TO EACH RESORT LOAN. Prior to the extension of such Resort Loan, Lender shall have received copies (certified to be true and correct) of the Resort Purchase and Sale Agreement for such Eligible Resort, the Resort Construction Contract for such Eligible Resort, the Resort Architectural Contract for such Eligible Resort and all plans, specifications and drawings for such Eligible Resort, the Approved Development Budget for such eligible Resort, the Approved Sales and Marketing Budget for such Eligible Resort, a Sources and Uses of Cash Projection for such Eligible Resort, all other deliveries required to be delivered in order for Bluegreen to demonstrate to Lender that such Eligible Resort satisfies Lender's requirements with respect thereto and such other instruments and information applicable to such Resort Loan as are identified on the form of closing checklist set forth on
SCHEDULE 2.2 attached hereto and made a part hereof. For the avoidance of doubt, Bluegreen and Lender may mutually agree to waive any item currently listed on Schedule 2.2 with respect to the closing of any Resort Loan or to defer the satisfaction of any such item to after such closing or to otherwise add items to said Schedule to be satisfied on either a pre- or post-closing basis.

         2.3 RESORT LOAN MORTGAGE. Lender shall have received satisfactory evidence that the lien of the Resort Loan Mortgage constitutes a first priority lien in the maximum amount of such Resort Loan in and to such Eligible Resort, which satisfactory evidence shall include receipt by Lender of a mortgagee's title insurance policy in form and content acceptable to Lender in Lender's sole discretion in respect of such Resort Loan and such Eligible Resort (together with such endorsements thereto as Lender may request in its sole determination).

         2.4 OTHER SECURITY DOCUMENTS. In addition to, but without duplication of, the Resort Loan Documents in respect of such Resort Loan, Bluegreen and/or such Eligible Bluegreen Subsidiary shall have executed and delivered to Lender such other instruments as may be necessary or required by Lender in order to create, maintain, perfect or protect a lien or security interest in any collateral relating to such Eligible Resort, including, without limitation, an assignment of rents from such Eligible Resort, an assignment of all construction contracts, marketing contracts, construction management contracts, master marketing and sales contracts, property management contracts, resort affiliation contracts and Unit reservation contracts and other contracts relating to, in each case, such Eligible Resort and UCC-1 financing statements required in connection with such Resort Loan. For the avoidance of doubt, any contract to be collaterally assigned under this Section 2.4 shall relate to a specific Eligible Resort and shall act as collateral for the Resort Loan in respect of such Eligible Resort and shall not be assigned prior to its actually coming into existence, PROVIDED that no collateral assignment of the reservation system of the Club shall be provided to the Lender. For the avoidance of doubt, Bluegreen agrees not to allow the reservation system to be encumbered at any time by any lien, security interest or other encumbrance.

         2.5 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in the Resort Loan Documents for such Resort Loan shall be true,



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correct and complete in all material respects on and as of the Resort Loan
Closing Date for such Resort Loan.

         2.6 NO TERMINATION EVENTS. No Termination Event shall be in existence as of the Resort Loan Closing Date for such Resort Loan.

         2.7 PERFORMANCE OF AGREEMENTS. Bluegreen and the Eligible Bluegreen Subsidiary shall have performed all agreements, paid all fees, costs and expenses and satisfied all conditions which this Agreement or any Resort Loan Document for such Resort Loan provides shall be paid, performed or satisfied as of the Resort Loan Closing Date for such Resort Loan.

         2.8 OPINIONS OF COUNSEL. Lender shall have received from independent counsel for Bluegreen and such Eligible Bluegreen Subsidiary, one or more closing opinions, each dated as of the Resort Loan Closing Date for such Resort Loan as to such matters in respect of Bluegreen, such Eligible Bluegreen Subsidiary, such Resort Loan, the Resort Loan Documents for such Resort Loan, and such Eligible Resort as Lender may request in its sole discretion.

         2.9 ELIGIBLE BLUEGREEN SUBSIDIARY. To the extent that an Eligible Bluegreen Subsidiary shall be the borrower under such Resort Loan, such Eligible Bluegreen Subsidiary shall be acceptable to Lender in Lender's sole discretion, and Lender shall have received such financial statements, credit reports, UCC searches and other similar background information relating to such Eligible Bluegreen Subsidiary as Lender shall require in Lender's sole discretion; such Eligible Bluegreen Subsidiary shall have also provided Lender with copies of its organizational documents, and the same shall be acceptable to Lender in Lender's sole discretion.

         2.10 BLUEGREEN GUARANTEE AND EQUITY CONTRIBUTION. To the extent that an Eligible Bluegreen Subsidiary shall be the borrower under such Resort Loan, Bluegreen shall have executed and delivered to Lender a guarantee of such Resort Loan and all obligations of such Eligible Bluegreen Subsidiary under the Resort Loan Documents for such Resort Loan, and the guaranty agreement related thereto shall be in form and substance acceptable to Lender in its sole discretion. In addition thereto, Bluegreen shall have executed and delivered to Lender a guarantee of the completion of the construction of such Eligible Resort, and the guaranty agreement related thereto shall be in form and substance acceptable to Lender in its sole discretion. To the extent that an Eligible Bluegreen Subsidiary shall be the borrower under such Resort Loan, Bluegreen shall have delivered to Lender proof of its contribution in cash to such Eligible Bluegreen Subsidiary of the minimum capital and equity contribution required by Lender and shall have delivered to Lender a copy of its further agreement to contribute the remaining amount of capital or equity, in cash, as shall have been agreed by Lender and Bluegreen (which agreement shall be in form and substance satisfactory to Lender).

         2.11 CROSS COLLATERALIZATION AND CROSS DEFAULTS. The Resort Loan Documents for such Resort Loan shall provide that the collateral securing such Resort Loan and the guarantee of Bluegreen in respect thereof, if any, shall also secure all other past and future



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Resort Loans, all other past and future guarantees of Bluegreen in respect thereof and the Warehouse Facility. The Resort Loan Documents for all previously extended Resort Loans shall provide that the collateral securing such previously extended Resort Loans and the guarantees of Bluegreen in respect thereof, if any, shall also secure such Resort Loan and the guarantee of Bluegreen in respect thereof and the Warehouse Facility. The Resort Loan Documents for such Resort Loan shall provide that an event of default will exist thereunder if any other default exists under any other past, current or future Resort Loan Documents or exists under the Warehouse Facility. Notwithstanding any right of Lender under the Warehouse Facility, Lender shall not claim collateral under the Warehouse Facility as security for any Resort Loan and/or the guarantee of Bluegreen in respect thereof unless there shall be an actual principal amount outstanding under such Resort Loan and a "Material Project Loan Default," as such term is defined in the Warehouse Facility, shall exist in respect of such Resort Loan.

         2.12 OTHER ELIGIBLE RESORT DUE DILIGENCE INFORMATION. Bluegreen and/or the Eligible Bluegreen Subsidiary shall have submitted to Lender all other documents, instruments and information as Lender typically requires in its sole discretion for acquisition, construction and development loans in the nature of such Resort Loan.

         2.13 PERFORMANCE OF ELIGIBLE RESORTS. If any one or more of the following events occur, then the Lender may suspend its consideration of extending such Resort Loan or any other future Resort Loans until such events and their effects on Bluegreen, such Eligible Bluegreen Subsidiary (with respect to the particular Resort Loan at issue) or such Eligible Resort are adequately addressed in the Lender's sole determination:

                  (i) the construction and development of any Eligible Resort which is a subject of an outstanding Resort Loan, and/or the sales of Intervals therein shall have failed to meet or exceed the performance targets or timeline for such construction and development or sales set forth in the Resort Loan Documents for such Resort Loan and/or

                  (ii) Bluegreen or any Eligible Bluegreen Subsidiary to which an outstanding Resort Loan shall have been extended in respect of an Eligible Resort shall have failed to achieve, for the most recent applicable reporting period of such Eligible Bluegreen Subsidiary, the Minimum Net Earnings for Bluegreen or such Eligible Bluegreen Subsidiary (as the case may be) in respect of such Eligible Resort as established in the Resort Loan Documents of such Resort Loan. "Minimum Net Earnings" shall mean, with respect to any period, any Eligible Bluegreen Subsidiary and any Eligible Resort owned by such Eligible Bluegreen Subsidiary, such Eligible Bluegreen Subsidiary's pre-tax income derived from such Eligible Resort, determined in accordance with GAAP for such period, being not less than a mutually agreed upon percentage of the total revenues of such Eligible Bluegreen Subsidiary from such Eligible Resort for such period.



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         For the avoidance of doubt, if any one or more of the events described in clauses (i) and/or clause (ii) above shall exist with respect to any outstanding Resort Loan, (A) no "Event of Default," as defined in the Resort Loan Documents of such outstanding Resort Loan, will be deemed to have occurred under such Resort Loan Documents solely by virtue of the existence of any such events and such Resort Loan will not be accelerated pursuant to such Resort Loan Documents solely by virtue of the existence of any such events if, but only if, all payments due under such outstanding Resort Loan are being paid when due and no other "Event of Default" shall exist thereunder, (B) Lender shall not be obligated under the Resort Loan Documents of such outstanding Resort Loan to continue to make Resort Advances thereunder for so long as any of such events shall exist and (C) no other Resort Loan shall be affected by the occurrence of any such event.

         2.14 EXPENSES. Bluegreen and such Eligible Bluegreen Subsidiary for such Resort Loan shall have paid all costs and expenses incurred by or on behalf of Lender in connection with such Resort Loan, including, without limitation, all costs and expenses of Lender's counsel and Lender's Architect.

         2.15 PROCEEDINGS SATISFACTORY. Such Resort Loan and such Eligible Resort, all Resort Loan Documents in respect thereof, and all due diligence information in respect thereof shall be satisfactory to Lender in Lender's sole discretion. Lender and its counsel shall have received copies of such documents, instruments and information as Lender or its counsel may request in connection therewith, and all such documents, instruments and information shall be in form and substance satisfactory to Lender and its counsel.

3.       FINANCIAL COVENANTS

         Bluegreen covenants that on and after the Facility Closing Date and so long as any Resort Loan shall be outstanding or there are any outstanding obligations of Bluegreen under any guarantee of any such Resort Loan, Bluegreen will comply with the covenants set forth in Sections 5.7, 5.8 and 5.9 of the Warehouse Facility, and such covenants and the definitions used therein are hereby incorporated herein in their entirety as if set forth at length herein. The Resort Loan Documents for each Resort Loan shall incorporate by reference the aforesaid Sections 5.7, 5.8 and 5.9, as they pertain to Bluegreen, and shall have such other covenants and undertakings of Bluegreen or the applicable Eligible Bluegreen Subsidiary as may be agreed upon by Bluegreen and Lender, including, without limitation, certain cash flow coverage and related liquidity financial covenants and other customary financial and collateral related covenants that prudent construction lenders customarily include in construction and development loans. All covenants shall be tested no less frequently than quarterly.

4.       REPRESENTATIONS AND WARRANTIES

         Bluegreen hereby represents and warrants to Lender as of the date hereof and as of the date on which any Resort Loan is extended to an Eligible Bluegreen Subsidiary hereunder:



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         4.1 EXISTENCE. Bluegreen is a Massachusetts corporation duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with its principal place of business at 4960 Blue Lake Drive, Boca Raton, Florida 33431. Bluegreen is in good standing under the laws of the State of Florida and is authorized to transact business in the States of Florida and in each other state where the failure to so comply would have a Material Adverse Effect.

         4.2      AUTHORIZATION AND ENFORCEABILITY.

                  (A) EXECUTION. This Agreement has been duly authorized, executed and delivered and constitutes the duly authorized, valid and legally binding obligations of Bluegreen, enforceable against Bluegreen in accordance with its terms.

                  (B) OTHER AGREEMENTS.The execution, delivery and compliance with the terms and provisions of this Agreement, the Warehouse Facility or the Purchase Facility will not (i) to the best of Bluegreen's knowledge, violate any applicable law or regulation, order or other decree of any court or governmental entity, or (ii) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Bluegreen is bound.

         4.3 FINANCIAL STATEMENTS AND BUSINESS CONDITION. The most recent consolidated financial statements of Bluegreen and its consolidated subsidiaries have been delivered to Lender and fairly present the financial condition and (if applicable) results of operations of such Persons as of the date or dates thereof and for the periods covered thereby. All such financial statements were prepared in accordance with GAAP. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the financial condition of Bluegreen or its consolidated subsidiaries from the financial condition shown in such consolidated financial statements. Bluegreen is able to pay all of its debts as they become due, and Bluegreen shall maintain such solvent financial condition, giving effect to all obligations, absolute and contingent, of Bluegreen. Bluegreen's obligations under this Agreement will not render it unable to pay its debts as they become due. The present fair market value of Bluegreen's assets is greater than the amount required to pay its total liabilities.

         4.4 LITIGATION AND PROCEEDINGS. Except as disclosed on Schedule 1 attached hereto, there are no actions, suits, proceedings, orders or injunctions pending or, to the best of Bluegreen's knowledge, threatened against or affecting Bluegreen or any Affiliate, at law or in equity, or before or by any Governmental Authority which, if adversely determined, could have, either individually or in the aggregate, a Material Adverse Effect. Neither Bluegreen nor any Affiliate has received any notice from any court or Governmental Authority alleging that such Person or any Affiliate has violated any applicable Governmental Regulation, any of the rules or regulations thereunder, or any other applicable laws, the result of which, if adversely determined, would have, individually or in the aggregate, a Material Adverse Effect.

         4.5 NO BREACH OR DEFAULT. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof, will not result in a breach of, or constitute a default in, Bluegreen's organizational documents or in any material



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mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement or other agreement to which Bluegreen is a party or by which Bluegreen may be bound or affected. Bluegreen is not in default of any order of any court or any requirement of any Governmental Authority.

         4.6 LICENSES AND PERMITS. Bluegreen possesses all requisite franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its business as now being conducted, except where the failure to possess the same would not, individually or in the aggregate, have a Material Adverse Effect.

         4.7 DISCLOSURE. There is no fact of which Bluegreen is aware that Bluegreen has not disclosed to Lender in writing that could materially adversely affect the property, business or financial condition of Bluegreen.

         4.8 EMPLOYEE BENEFIT PLANS. Bluegreen is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act, the Internal Revenue Code and all other applicable laws and the regulations and interpretations thereof with respect to all employee benefit plans adopted by Bluegreen for the benefit of its employees. No material liability has been incurred by Bluegreen which remains unsatisfied for any funding obligation, taxes or penalties with respect to any such employee benefit plan.

         4.9 YEAR 2000 COMPLIANCE. Bluegreen has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be "Year 2000 Compliant" by January 1, 2000. For purposes of this paragraph, "Year 2000 Compliant" means all software, embedded microchips and other processing capabilities utilized by and material to the business operations or financial conditions of Bluegreen are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the Year 2000. From time to time, at the request of Lender, Bluegreen shall provide to Lender such updated information as is requested regarding the status of its efforts to become Year 2000 Compliant.

5.       REPORTING REQUIREMENTS

         So long as any Resort Loan is outstanding or there are any outstanding obligations of Bluegreen under any guarantee in respect of a Resort Loan, Bluegreen shall deliver to Lender the following:

                  (a) MONTHLY CONSTRUCTION ACTIVITY REPORTS. Within fifteen
         (15) days after the end of each month, a summary of construction activity at each Eligible Resort which is the subject of a Resort Loan for such month, in form, content and detail acceptable to Lender in Lender's sole discretion.

                  (b) MONTHLY SALES ACTIVITY REPORTS. Within fifteen (15) days after the end of each month, a summary of sales activity at each Eligible Resort which is the subject of



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         a Resort Loan for such month, in form, content and detail acceptable to Lender in Lender's sole discretion.

                  (c) QUARTERLY FINANCIAL REPORTS. Within forty-five (45) days after the end of each fiscal quarterly period, unaudited financial statements of Bluegreen and each Eligible Bluegreen Subsidiary that is an obligor under a Resort Loan, certified by the chief financial officer of Bluegreen to be true and correct.

                  (d) YEAR-END FINANCIAL REPORTS. As soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of Bluegreen and each Eligible Bluegreen Subsidiary that is an obligor under a Resort Loan: (i) the consolidated and consolidating balance sheets of Bluegreen and its consolidated subsidiaries and the balance sheets of each such Eligible Bluegreen Subsidiary as of the end of such year and the related consolidated and consolidating statements of income and cash flow for such fiscal year for Bluegreen and its consolidated subsidiaries and the related statements of income and cash flow for such fiscal year for each such Eligible Bluegreen Subsidiary; (ii) a schedule of all outstanding indebtedness of Bluegreen and such Eligible Bluegreen Subsidiary describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; (iii) in the case of Bluegreen, copies of reports and any management letters from a firm of independent certified public accountants, selected by Bluegreen, which reports shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Bluegreen and its consolidated subsidiaries, as of the dates indicated and the results of Bluegreen's operations and cash flow for the periods indicated in conformity with GAAP; and (iv) in the case of each such Eligible Subsidiary, a certificate from the chief financial officer of Bluegreen certifying that such financial statements present fairly the financial position of such Eligible Bluegreen Subsidiary, as of the dates indicated and the results of such Eligible Bluegreen Subsidiary's operations and cash flow for the periods indicated in conformity with GAAP;

                  (e) AUDIT REPORTS. Promptly upon receipt thereof, one (1) copy of each other report or management letter submitted to Bluegreen or such Eligible Bluegreen Subsidiary by independent public accountants in connection with any annual, interim or special audit made by them of the books of Bluegreen or such Eligible Bluegreen Subsidiary.

                  (f) OTHER REPORTS. Such other reports, statements, notices or written communications relating to Bluegreen or such Eligible Bluegreen Subsidiary, as Lender may require, in its reasonable discretion.

                  (g) SEC REPORTS. Promptly upon their becoming available one
         (1) copy of each financial statement, report, notice or proxy statement sent by Bluegreen to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Bluegreen with, or received by Bluegreen in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

                  (h) TAX RECEIPTS. To the extent reasonably requested by the Lender, Bluegreen or each Eligible Bluegreen Subsidiary, for so long as such Person shall be in Control of an Eligible Resort, shall furnish Lender with copies of receipts or tax statements marked "Paid" to evidence the payment of all taxes levied on or in respect of each such Eligible Resort prior to the date such taxes become delinquent. With respect to any Eligible Resort in respect of which neither Bluegreen nor any Eligible Bluegreen Subsidiary shall be in Control, Bluegreen or such Eligible Bluegreen Subsidiary, as the case may be, shall use their best efforts to obtain such evidence of payment of taxes from the relevant Resort Association and forward the same to Lender (if so requested by Lender).

                  (i) NOTICE OF LITIGATION, CLAIMS, AND FINANCIAL CHANGE. Notice of (i) any litigation against Bluegreen or any Eligible Bluegreen Subsidiary or affecting any Eligible Resort, which, if determined adversely, might have a material adverse effect upon the financial condition of Bluegreen or such Eligible Bluegreen Subsidiary or upon such Eligible Resort, (ii) any claim or controversy which might become the subject of such litigation, and (iii) any material adverse change in the financial condition of Bluegreen or any Eligible Bluegreen Subsidiary.

                  (j) SEMI-ANNUAL RESORT ASSOCIATION REPORTS. As soon as available and in any event within ninety (90) days after the end of each semiannual fiscal period of the Resort Association of each Eligible Resort in respect of which there is an outstanding Resort Loan (PROVIDED, THAT, to the extent any such Eligible Resort is not Controlled by Bluegreen or an Eligible Bluegreen Subsidiary, Bluegreen's obligation under this clause (j) shall be to use its best efforts to obtain the following statements): (I) the balance sheet of such Resort Association as of the end of such semiannual period and the related statement of income and cash flow for such semiannual period, prepared in accordance with GAAP and subject to normal year-end adjustments; and (II) a schedule of all outstanding indebtedness of such Resort Association describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan.

                  (k) YEAR-END RESORT ASSOCIATION REPORTS. As soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of the Resort Association of each Eligible Resort for which there is an outstanding Resort Loan (PROVIDED, THAT, to the extent any such Eligible Resort is not Controlled by Bluegreen or an Eligible Bluegreen Subsidiary, Bluegreen's obligation under this clause (k) shall be to use its best efforts to obtain the following statements): (I) the balance sheet of such Resort Association as of the end of such year and the related statement of income and cash flow for such fiscal year; (II) a schedule of all outstanding indebtedness of such Resort Association describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; and (III) copies of reports from a firm of independent certified public accountants, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of such Resort Association as of the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP.

6.       TERMINATION EVENTS

         A "TERMINATION EVENT" shall exist hereunder upon the occurrence and during the continuance of any one or more of the following:

                  (a) Any indebtedness evidenced, governed or secured by any of the Resort Loan Documents is not paid within five (5) business days of the date when due, whether by acceleration or otherwise.

                  (b) Any statement, representation or warranty in this Agreement, any of the Resort Loan Documents, any financial statement or any other writing delivered by Bluegreen or any Eligible Bluegreen Subsidiary to Lender in connection with this Agreement is false, misleading or incorrect in any material respect as of the date made, PROVIDED that a Termination Event shall not exist in respect of this clause (b) unless the effect or result of the truthful or accurate facts that were so misrepresented would, individually or in the aggregate, have a Material Adverse Effect.

                  (c) Bluegreen or any Eligible Bluegreen Subsidiary:

                           (1) does not pay its debts as they become due or
                  admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or

                           (2) commences any case, proceeding or other action
                  seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws; or

                           (3) in any involuntary case, proceeding or other
                  action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws,
                  (i) fails to obtain a dismissal of such case, proceeding or other action within sixty (60) days of its commencement, or
                  (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or

                           (4) conceals, removes, or permits to be concealed or
                  removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty
                  (60) days from the date thereof; or

                           (5) has a trustee, receiver, custodian or other
                  similar official appointed for, or take possession of, all or any part of its property or has any court take jurisdiction of any other of its property which continues for a period of sixty (60) days (except where a shorter period is specified in the immediately following subparagraph (6)); or

                           (6) fails to have discharged within a period of
                  thirty (30) days any attachment, sequestration, or similar writ levied upon any property of such owner.

                  (d) The issuance, filing or levy against Bluegreen or any Eligible Bluegreen Subsidiary of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of $1,000,000, which is not discharged in full or stayed within thirty (30) days after issuance or filing.

                  (e) Any default by Bluegreen or any Affiliate in the payment of indebtedness for borrowed money in an aggregate principal amount in excess of $1,000,000 (including, without limitation, any default by Bluegreen or any Affiliate in the payment of indebtedness for borrowed money owing to Lender under the Warehouse Facility or any other agreement) after the expiration of any applicable grace or cure period; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness or any default under such indebtedness which permits the holders of such indebtedness to elect a majority of the Board of Directors of Bluegreen; or the occurrence of any default (after the expiration of any applicable grace or cure period) or any event of default under any of the Resort Loan Documents. For the avoidance of doubt, a default or the occurrence of an Event of Termination under the Purchase Facility shall not constitute an Event of Termination under this Section 6(e).

                  (f) Purchases of receivables under the Purchase Facility shall have been suspended, deferred or terminated or the Purchase Facility shall have been terminated, PROVIDED that this clause (f) shall not be deemed to have been activated if, but only if, receivables cannot be purchased under the Purchase Facility by virtue of the maximum limitation on the amount of purchases set forth in the Purchase Facility having been reached, or because any Eligible Resort hereunder shall not have been approved by Lender as an "Additional Resort" under the Purchase Facility, or because Lender shall have reviewed and rejected receivables associated with the Club.

                  (g) Any failure to comply with the reporting covenants set forth in Section 5 hereof and such failure is not remedied within 30 days after the Lender shall have delivered a written notice to an officer of Bluegreen pursuant to
         Section 8.1 hereof informing the same of such failure, PROVIDED that, if such failure is incapable of being remedied within such 30-day period and Bluegreen shall have commenced and is diligently pursing the process of remedying the same within said 30-day period, Bluegreen shall have an additional 60 days after the end of said 30-day period in which to remedy such failure and no Termination Event shall be deemed to have occurred during such additional 60 days for so long as Bluegreen is diligently pursuing the remedying of such failure.

                  (h) Any failure to comply with the financial covenants set forth in Section 3 hereof.

7.       RIGHTS AND REMEDIES OF LENDER

         7.1 RIGHTS OF LENDER. Upon the occurrence of a Termination Event of the type described in clause (c) of Section 6 hereof, (i) all of the Resort Loans at the time outstanding shall automatically become immediately due and payable, together with interest accrued thereon and, to the extent permitted by law, any premium payable with respect thereto, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, (ii) Lender's obligation to extend future Resort Loans, Lender's obligations to make Resort Advances under existing Resort Loans and all other obligations of Lender hereunder and under the Resort Loan Documents shall be terminated, and (iii) Lender shall have the right to exercise such remedies under or in respect of the Resort Loan Documents as may be permitted thereunder or under applicable law, all as more particularly set forth in the Resort Loan Documents. Upon the occurrence of a Termination Event of any type other than the Termination Events described in clause (c) of Section 6 hereof, Lender shall have the right, as more particularly set forth in and in addition to any other right or remedy of Lender set forth in the Resort Loan Documents, but not the obligation, to (a) declare all of the then outstanding Resort Loans, including all interest accrued thereon and, to the extent permitted by law, any premium payable with respect thereto, immediately due and payable, (b) terminate Lender's obligation to extend future Resort Loans and to make Resort Advances in respect of existing Resort Loans and to terminate all other obligations of Lender hereunder and under the Resort Loan Documents, and (c) exercise such remedies under or in respect of the Resort Loan Documents as may be permitted thereunder or under applicable law.

         7.2 NO WAIVER OR EXHAUSTION. No waiver by Lender of any of its rights or remedies hereunder, in the Resort Loan Documents, in the Warehouse Facility, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement, of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         7.3 MARSHALLING WAIVER. Bluegreen waives any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies hereunder.

8.       MISCELLANEOUS

         8.1 NOTICES. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, or sent by overnight courier, or sent by registered or certified U.S. Mail return receipt requested, and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day otherwise, on the next business day; PROVIDED that a confirmation of the receipt of any such telecopy is obtained and retained by the sending party and that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by certified or registered U.S. Mail, return receipt requested, on the fourth (4th) day after deposit in the mail postage prepaid.

Notices to Bluegreen:          Bluegreen Corporation
                               4960 Blue Lake Drive
                               Boca Raton, Florida 33431
                               Attn:  Patrick Rondeau, Esq.
                               Telephone No.: (561) 912-8005
                               Telecopy: (561) 912-8100

Notices to Lender:             Heller Financial, Inc.
                               Heller Sales Finance
                               Attn:    Portfolio Manager, Vacation Ownership
                                        HSF Loan No. 98-087
                               500 West Monroe St., 31st Fl.
                               Chicago, Illinois 60661
                               Telecopy: (312) 441-7924

With a copy to:                Heller Financial, Inc.
                               Heller Sales Finance
                               Attn:    Vacation Ownership Legal Representative
                                        HSF Loan No. 98-087
                               500 West Monroe St. 31st Fl.
                               Chicago, Illinois 60661
                               Telecopy: (312) 441-7924

         8.2 ENTIRE AGREEMENT AND MODIFICATIONS. This Agreement and the Resort Loan Documents constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Resort Loans and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Agreement or the Resort Loan Documents may be modified, waived, terminated, supplemented, changed or amended except by a written instrument executed by all parties hereto or thereto. Notwithstanding the foregoing, in the event there is a conflict between this Agreement and the Resort Loan Documents with respect to a certain Resort Loan, the terms of the Resort Loan Documents for such Resort Loan shall govern.

         8.3 SEVERABILITY. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         8.4 ELECTION OF REMEDIES. Lender shall have all of the rights and remedies granted herein and in the Resort Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Bluegreen, any Eligible Bluegreen Subsidiary, or any property encumbered by the Resort Loan Documents, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

         8.5 FORM AND SUBSTANCE. All documents, certificates, insurance policies, evidence, and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender in Lender's sole discretion.

         8.6 NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of Lender and Bluegreen and is not for the benefit of any third party.

         8.7 BLUEGREEN IN CONTROL. In no event shall Lender's rights and interests under the Resort Loan Documents be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Bluegreen or any Eligible Bluegreen Subsidiary or has power over the daily management functions and operating decisions made by Bluegreen.

         8.8 NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

         8.9 CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         8.10 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (without regard to conflicts of law principles) and the laws of the United States applicable to transactions within such state.

         8.11 VENUE. BLUEGREEN HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. BLUEGREEN EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BLUEGREEN HEREBY WAIVES PERSONAL

SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BLUEGREEN BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BLUEGREEN, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

         8.12 JURY TRIAL WAIVER. BLUEGREEN AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. BLUEGREEN AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BLUEGREEN AND LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

         8.13 ATTORNEYS' FEES. In any action hereunder between the parties hereto, the prevailing party shall be entitled to reasonable attorneys' fees and costs including those for pretrial, trial and appellate proceedings.

         8.14 COUNTERPARTS. This Agreement may be signed in multiple counterparts which taken together shall constitute the entire agreement between the parties.

         8.15 PARTICIPATING LENDERS. Lender may sell participations in any one or more of the Resort Advances, PROVIDED that the Person acquiring such participation is not a competitor of Bluegreen, as determined by Bluegreen in its reasonable discretion, and Lender continues to function as the effective administrative and collateral agent in respect of all such Resort Advances; all amounts payable by Bluegreen or any Eligible Bluegreen Subsidiary in respect of any Resort Advance shall be determined as if the Lender had not sold such participations. The Lender shall have the right to assign all or any portion of its rights in and to any Resort Loan to an Eligible Assignee (as such term is defined in the Warehouse Facility), PROVIDED that Lender and its affiliates agree to retain at all times not less than 30% of the Resort Advances under any such Resort Loan for its own account or an account of an affiliate of Lender and to otherwise function as the administrative and collateral agent in respect of all of such Resort Loans and PROVIDED that there shall be no more than 5 such Eligible Assignees at any one time. Any Eligible Assignee may assign its rights and delegate its obligations under any Resort Loan to any other Eligible Assignee, PROVIDED that such assigning Eligible Assignee shall first obtain the written consent of Lender. Except as provided in this Section 8.15, the Lender shall not, as between Bluegreen and the Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participations in, all or any part of any Resort Loan. The Lender agrees to take and cause its affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by Bluegreen or any Eligible Bluegreen Subsidiary and neither Lender nor any of its affiliates shall use any such information other than in connection with or in enforcement of this Agreement or any of the Resort Loan Documents or in connection with other business now or hereafter existing or contemplated with Bluegreen or any Eligible Bluegreen Subsidiary, except to the extent such information

                  (a) was or becomes generally available to the public other than as a result of disclosure by the Lender or any of its affiliates or

                  (b) was or becomes available on a non-confidential basis from a source other than Bluegreen or an Eligible Bluegreen Subsidiary, PROVIDED that such source is not bound by a confidentiality agreement with Bluegreen or any Eligible Bluegreen Subsidiary known to the Lender;

PROVIDED, HOWEVER, that the Lender may disclose such information

                  (i) at the request or pursuant to any request of a regulatory authority to which Lender is subject or in connection with an examination of the Lender by such authority;

                  (ii)     pursuant to subpoena or other court process;

                  (iii) when required to do so in accordance with the provisions of any applicable requirement of law;

                  (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Lender or any affiliate may be party in connection with the transactions contemplated by this Agreement;

                  (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any Resort Loan Documents;

                  (vi) to the Lender's independent auditors and other professional advisors;

                  (vii) to any participant or Eligible Assignee, actual or potential, PROVIDED that such participant or Eligible Assignee agrees in writing to keep such information confidential to the same extent required of the Lender hereunder;

                  (viii) as to the Lender or its affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which Bluegreen or any Eligible Bluegreen Subsidiary is a party or deemed party with the Lender and its affiliates; and

                  (ix) to its affiliates, PROVIDED that such affiliates agree in writing to be bound by the confidentiality provisions hereof.

         8.16 CONSENT TO ADVERTISING AND PUBLICITY. Lender may issue and disseminate to the public press releases and other information describing the credit accommodations entered into pursuant to this Agreement and/or pursuant to any Resort Loan, PROVIDED that Bluegreen shall approve the description of such credit accommodation, which approval shall not be unreasonably withheld.

         IN WITNESS WHEREOF, the parties set their hands as of the date above first written.


                                 HELLER FINANCIAL, INC.

                                 By:  /S/ ROBERT J. DENNIS
                                      -----------------------------------------
                                      Name:  Robert J. Dennis
                                      Its:  Executive Vice President


                                 BLUEGREEN CORPORATION

                                 By:  /S/ JOHN F. CHISTE
                                      -----------------------------------------
                                      Name:  John F. Chiste
                                      Its:  Treasurer & Chief Financial Officer

                                    APPENDIX

                                 DEFINED TERMS

         For purposes of this Agreement, the following terms shall have the respective meanings assigned to them:

         AFFILIATE. Any individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with Bluegreen, any officer, director, partner or shareholder of Bluegreen, or any relative of any of the foregoing. The term "Control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person or a Resort, whether through the ownership of voting securities, by contract or otherwise.

         AGREEMENT.  First paragraph of this Agreement.

         APPROVED DEVELOPMENT BUDGET. As defined in clause (e) of the definition of Eligible Resort.

         APPROVED SALES AND MARKETING BUDGET. As defined in clause (f) of the definition of Eligible Resort.

         AVERAGE UNIT CONSTRUCTION COSTS. With respect to any Resort is the quotient of (a) Resort Development Costs for such Resort DIVIDED BY (b) the total number of Units in such Resort and to be constructed in respect of such Resort Development Costs. If a Resort is to be developed in phases, "Average Unit Construction" Costs shall be determined in respect of each phase of such Resort.

         BLUEGREEN.  First paragraph of this Agreement.

         CLUB. The RDI Vacation Club Trust, as established pursuant to that certain RDI Vacation Club Trust Agreement (the "CLUB TRUST AGREEMENT") dated as of May 18, 1994 by and among RDI Resources, Inc. and Vacation Trust, Inc., as amended.

         CLUB TRUST AGREEMENT.  As defined in the definition of Club.

         COMMITMENT FEE. A facility commitment fee with respect to Lender's agreeing to make the Resort Loans upon and subject to the satisfaction of the terms and conditions set forth herein equal to Two Hundred Fifty Thousand Dollars ($250,000), One Hundred Thousand Dollars ($100,000) of which has been paid to Lender on or before the Facility Closing Date and the balance of which is payable in accordance with Section 1.5 hereof.

         COMPONENT SITE.  As defined in the Club Trust Agreement.



                                  Appendix-1

         CONTROL.  As defined in the definition of "Affiliate."

         DEBTOR RELIEF LAWS. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

         DECLARATION. With respect to any Resort, that certain condominium declaration to be recorded in the appropriate land records office of the state in which such Resort is located, pursuant to which a condominium regimen will be created in and to such Resort.

         ELIGIBLE BLUEGREEN SUBSIDIARY. With respect to any Resort, a subsidiary of Bluegreen (which may be a corporation, limited liability company or limited partnership), (a) all of whose capital stock and other equity interests and debt obligations (other than in respect of one or more Resort Loans) are directly owned by or owed to Bluegreen, (b) whose sole business is the ownership, construction, development and operation of one or more Eligible Resorts and the sale of Intervals in respect thereof and (c) whose paid-in-capital or equity, in cash, is not less than an amount which shall be satisfactory to Lender in its sole discretion and which has an unconditional and irrevocable obligation from Bluegreen to invest additional capital or equity, in cash, such that the total amount of Bluegreen's cash paid-in-capital or equity shall not be less than 15% of the Resort Development Costs for such Resort (which obligation and the timing of the satisfaction thereof shall be agreed upon by, and otherwise in form and substance satisfactory to, Bluegreen and Lender).

         ELIGIBLE RESORT. Any Resort which has satisfied the following requirements (in the sole determination of Lender):

                  (a) such Resort is located in a state of the United States of America;

                  (b) the acquisition and/or development of such Resort shall be pursuant to a purchase and sale agreement (a "RESORT PURCHASE AND SALE AGREEMENT") which shall have been delivered to Lender and shall be satisfactory to Lender in its sole discretion; and title in such Resort to be acquired by Bluegreen or the applicable Eligible Bluegreen Subsidiary (including, without limitation, all title exceptions set forth on Schedule B to an owner's mortgagee policy in respect of such Resort) shall be satisfactory to Lender in its sole discretion;

                  (c) the construction of such Resort shall be pursuant to a contract (a "RESORT CONSTRUCTION CONTRACT") with a general contractor, which contract shall have been delivered to Lender and which contract and general contractor shall be satisfactory to Lender in its sole discretion;

                  (d) the construction of such Resort shall be pursuant to an architectural contract (a "RESORT ARCHITECTURAL CONTRACT") and certain plans, specifications and designs prepared by an architect licensed in the state in which such Resort is to be located, which contract, plans, specifications and designs shall have been delivered to



                                  Appendix-2

         Lender and shall be acceptable to Lender in its sole discretion and, if Lender shall so elect, shall be satisfactory to Lender's Architect;

                  (e) a detailed construction budget (with respect to any Resort, an "APPROVED DEVELOPMENT BUDGET") shall have been delivered to Lender and shall be satisfactory to Lender in its sole discretion (such budget shall include, among other things, all costs of materials, fixtures, furnishings, personal property and labor to be incurred in the construction and furnishing of such Resort, all common elements and amenities in respect thereof and the provision of all utilities to such Resort and shall, among other things, consist of

                           (i) a description of work (such work being
                  classified and shown on a line item basis reasonably satisfactory to Lender for each building and the other improvements to be built at such Resort; such classification should include: "construction line items" for sitework, concrete work, masonry work, rough carpentry work, finish carpentry and cabinet work, architectural carpentry work, waterproofing, insulation, fireproofing, drywall, ceiling work, flooring and base work, painting and finishing work, wall covering work, windows, ceramic tile work, bathroom fixtures and hardware, kitchen fixtures and hardware, HVAC, plumbing work, sprinkler work and electrical work; "furniture, fixtures and equipment line items"; and "professional fee line items" (including architectural, engineering, accounting and legal services)),

                           (ii) an allocation to each construction line item of
                  a scheduled portion of the fixed construction price in the Resort Construction Contract for such Resort, and

                           (iii) an estimated completion timeline for each
                  construction line item indicating when such item is anticipated to be 25%, 50%, 75% and 100% completed);

                  (f) a detailed sales and marketing budget (with respect to any Resort, an "APPROVED SALES AND MARKETING BUDGET") showing all expenses and out-of-pocket costs to be incurred by Bluegreen or the applicable Eligible Bluegreen Subsidiary in connection with selling and marketing of the Intervals in respect of such Resort (together with an estimated sales timeline indicating when 25%, 50%, 75% and 100% sell-out of such Resort is anticipated) shall have been delivered to Lender and shall be satisfactory to Lender in its sole discretion (such budget shall show "marketing costs line items;" "sale cost line items"; "commissions payable line items"; and "professional fee line items");

                  (g) (i) the total acquisition costs, construction costs (including so-called "soft costs" but excluding any sales and marketing costs) and furnishing costs of such Resort as set forth in the Approved Development Budget for such Resort (collectively, with respect to any Resort, the "RESORT DEVELOPMENT COSTS") shall be estimated to be not in excess of $20,000,000, (ii) the Average Unit Construction Costs for such Resort



                                  Appendix-3
         shall exceed $75,000 but be less than $200,000, (iii) the Resort Development Costs for such Resort shall not exceed 35% of the Projected Resort Net Sales Proceeds for such Resort, (iv) the sum of the paid-in-capital or equity, in cash, of the Eligible Bluegreen Subsidiary that is to own such Resort together with the aggregate amount of any future unconditional obligation of Bluegreen to make additional cash contributions of capital or equity to such Eligible Bluegreen Subsidiary shall not be less than 15% of the Resort Development Costs of such Resort and (v) a detailed certificate of the chief financial officer of Bluegreen shall have been received by Lender confirming the correctness and calculations of clauses (i),
         (ii), (iii) and (iv) above and shall be satisfactory to Lender in its sole discretion;

                  (h) The portion of the Resort Development Costs attributable to the amenities of such Resort (which shall be certified to Lender by the chief financial officer of Bluegreen, which certificate shall be acceptable to Lender in its sole discretion and which certificate shall reasonably allocate such Resort Development Costs over any one or more of the phases of such Resort if such Resort is to be developed in phases) shall not exceed 30% of the maximum principal amount of the Resort Loan being requested by Bluegreen for such Resort; if a Resort is to be developed in phases, the determinations under this clause (h) shall be made in respect of each phase of such Resort; the term "amenities" used in this sub-clause (h) shall not include infrastructural items (by way of an example only and not by way of exclusion or inclusion, a sidewalk or a flower bed would be classified as an infrastructural item for purposes of this sub-clause (h) while a swimming pool, shuffle board court or miniature golf course would be classified as an amenity for purposes of this sub-clause (h));

                  (i) A projected sources and uses of cash for such Resort and the Eligible Bluegreen Subsidiary that will own it (presented in a month-by-month format) for each year during which the requested Resort Loan for such Resort is anticipated to be outstanding shall be delivered to Lender together with a detailed statement of the assumptions upon which such sources and uses statement was prepared and such statement and such assumptions shall be satisfactory to Lender in its sole discretion (with respect to any Resort, a "SOURCES AND USES OF CASH PROJECTION") ; and

                  (j) The following additional deliveries shall be made to Lender in respect of such Resort and shall be satisfactory to Lender in its sole discretion: (i) a current phase I environmental survey in respect of such Resort, (ii) a soil report in respect of such Resort,
         (iii) copies of all payment and performance bonds in respect of the general contractor under the Resort Construction Contract for such Resort, (iv) copies of such general contractor's builder's risk insurance policy, (v) copies of all excavation, foundation and building permits for such Resort, (vi) copies of all zoning, density and design approvals, waivers or variances, (vii) copies of all organization documents, bylaws, operating agreements and other organic documents of the Eligible Bluegreen Subsidiary that is to own such Resort, (viii) a perimeter survey of the Resort by a licensed surveyor that meets the ALTA/ACSM 1997 Minimum Survey Requirements (which shall show any flood zones or plains in which such Resort may be located) and



                                  Appendix-4

         (ix) such other documents, reports or information as Lender may reasonably request in order for Lender to make a credit/resort determination in respect of such Resort.

         ELIGIBILITY PERIOD. The period commencing on the Facility Closing Date and ending on the earlier of (a) October 20, 2000 (subject to the extension of such date set forth in the second sentence of this definition) or (b) the date on which this Agreement is terminated under Section 7.1 as a result of the existence of a Termination Event. The date stated in clause (a) above (being October 20, 2000) shall be automatically extended to a date thereafter that is 365 days after the last Resort Loan Closing Date that shall have occurred on or prior to October 20, 2000. The portion of the Eligibility Period, if any, falling after October 20, 2000 by virtue of the aforesaid extension and continuing to the date to which it has been so automatically extended, as provided above, or its earlier termination pursuant to clause (b) above, is referred to herein as the "EXTENSION PERIOD." For the avoidance of doubt, (i) requests for new Resort Loans under Section 1.2 hereof may not be made during the Extension Period and no Resort Loan Closing Dates may fall within the Extension Period and (ii) Resort Advances (subject to the satisfaction of all conditions precedent in respect thereof) shall be made by Lender during the Extension Period in respect of Resort Loans whose Resort Loan Closing Dates occurred on or prior to October 20, 2000.

         ESTIMATED NET SALES PRICE. With respect to any Resort, the sales prices for an Interval therein (giving effect to the type of Unit associated with such Interval, the seasonality of such Interval and any other use restrictions or advantages associated with such Interval) certified to Lender by the chief financial officer of Bluegreen and the treasurer of the Eligible Bluegreen Subsidiary in respect of such Resort (which certification shall be acceptable to Lender in its sole discretion) less all estimated out-of-pocket costs and expenses (including commissions) that would be incurred in consummating the sale of such Interval, likewise certified to Lender (which certification shall also be acceptable to Lender in its sole discretion). If a Resort is to be developed in phases, "Estimated Sales Price" shall be determined in respect of each phase of such Resort. If a Resort is to be a Component Site, then the aforesaid sales prices for an Interval shall be based on the purchase price of the number of points to be acquired in connection with the contribution and/or conveyance of such Interval to the Club, all in accordance with then current Club pricing policies (as certified by the chief financial officer of Bluegreen and acceptable to Lender in its sole discretion).

         EXTENSION PERIOD. As defined in the definition of Eligibility Period.

         FACILITY CLOSING DATE. October 20, 1998.

         GAAP. Generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.



                                  Appendix-5

         GOVERNMENTAL AUTHORITY. The United States of America, the states and counties in which any of the Eligible Resorts are located, and any other governmental authorities having jurisdiction over Bluegreen or any Eligible Bluegreen Subsidiary, any of the Eligible Resorts or any other property of either Bluegreen or any Eligible Bluegreen Subsidiary, or the sale of Intervals in any of the Eligible Resorts.

         GOVERNMENTAL REGULATIONS. All Federal, State and local rules, regulations, ordinances, laws and statutes which affect any one or more of the Eligible Resorts or the right of Bluegreen or any Eligible Bluegreen Subsidiary to sell Intervals.

         INTEREST RATE. Floating rate per annum equal to the Base Rate plus three percent (3.00%). "Base Rate" shall mean the rate published each business day in THE WALL STREET JOURNAL for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)" as the same may be adjusted by the Statutory Reserve Rate (as such term is defined in the Warehouse Facility). The Interest Rate for each calendar month shall be fixed based upon the Interest Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

         INTERVAL. With respect to any Resort, an undivided fee simple ownership interest as a tenant in common in and to a Unit located at such Resort, with a right to use such Unit, or a Unit of such type, for one week annually, together with all appurtenant rights and interests as more particularly described in the Timeshare Declaration with respect to such Resort.

         LENDER.  First paragraph of this Agreement.

         LENDER'S ARCHITECT. With respect to any Eligible Resort, (a) an architect or engineer licensed under the laws of the state in which such Eligible Resort is located that has been hired by Lender or (b) any other construction consultant selected and retained by Lender in its sole discretion.

         MATERIAL ADVERSE EFFECT. With respect to any event or circumstance, a material adverse effect on:

                  (a) the business, assets, financial condition or operations of Bluegreen and its subsidiaries, taken as a whole;

                  (b) the ability of Bluegreen or any Eligible Bluegreen Subsidiary to perform its respective obligations under this Agreement or any Resort Loan Document to which it is a party;

                  (c) the validity, enforceability or collectibility against Bluegreen or any Eligible Bluegreen Subsidiary of this Agreement or any Resort Loan Document to which it is a party; or



                                  Appendix-6

                  (d) the status, existence, perfection or priority of (i) Lender's security interest and lien in the collateral securing any Resort Loan or (ii) the ownership interest in any Eligible Resort of any Eligible Bluegreen Resort which is a borrower under a Resort Loan.

         PERSON. Natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         PROJECTED RESORT NET SALES PROCEEDS. With respect to any Resort is the product of (a) the number of Intervals in respect of the Units to be constructed at such Resort that will be available for sale to the public TIMES
(b) the Estimated Net Sales Price in respect of such Intervals. If a Resort is to be developed in phases, "Projected Resort Net Sales Proceeds" shall be determined in respect of each phase of such Resort.

         PURCHASE FACILITY. That certain Asset Purchase Agreement dated June 26, 1998 between the Lender and Bluegreen, as amended from time to time.

         RESORT. Any property and the improvements and amenities existing or to be constructed thereon that (a) is owned or is to be acquired by an Eligible Bluegreen Subsidiary, (b) is to be made subject to a condominium and timeshare regimen under applicable state law, (c) pursuant to such condominium and timeshare regimen is to be divided into Intervals and (d) is to be directly marketed and sold as a timeshare resort or marketed or sold indirectly as a Component Site in the Club.

         RESORT ADVANCE. As defined in the definition of Resort Loan.

         RESORT ARCHITECTURAL CONTRACT. As defined in clause (d) of the definition of Eligible Resort.

         RESORT ASSOCIATION. A condominium, timeshare or homeowners' association in which owners of Intervals in an Eligible Resort are members.

         RESORT CONSTRUCTION CONTRACT. As defined in clause (c) of the definition of Eligible Resort.

         RESORT DEVELOPMENT COSTS. As defined in clause (g) of the definition of Eligible Resort.

         RESORT LOAN. With respect to any Resort, a loan from Lender to Bluegreen or the Eligible Bluegreen Subsidiary that owns such Resort to fund not more than 85% of the Resort Development Costs for such Resort, which loan is to be advanced in a series of advances (each a "RESORT ADVANCE"); such loan shall have a maturity not in excess of seven (7) years from the Facility Closing Date, and Resort Advances in respect of such Resort Loan shall be



                                  Appendix-7
made available to Bluegreen or such Eligible Bluegreen Subsidiary (subject to the satisfaction of the conditions precedent set forth in the Resort Loan Documents in respect thereof) during the Eligibility Period (including the Extension Period and with a maximum of one such Resort Advance to be extended during each calendar month in the Eligibility Period and the Extension Period). Lender shall have the right, in its sole discretion, to establish a maximum loan amount for each Resort Loan which may be less than the aforesaid 85% amount and to require that certain equity or capital moneys of Bluegreen or such Eligible Bluegreen Subsidiary be contributed and utilized at the same time as a Resort Advance is being made. If a Resort is to be developed in phases, a "Resort Loan" shall be extended separately for each phase and such "Resort Loan" may be referred to herein from time to time as tranche "A," "B", "C", etc. with respect to each successive phase of such Resort.

         RESORT LOAN CLOSING DATE. With respect to any Resort Loan, the date on which the Resort Loan Documents for such Resort Loan are signed and delivered and all conditions precedent in respect of the extension of such Resort Loan to the applicable Eligible Bluegreen Subsidiary are satisfied or otherwise waived by Lender.

         RESORT LOAN DOCUMENTS. With respect to any Eligible Resort and the Resort Loan in respect thereof, each of the following: (a) the acquisition and construction loan agreement for such Resort Loan, (b) the acquisition/construction promissory note or notes for such Resort Loan, (c) the guarantee of Bluegreen in respect of such Resort Loan, if applicable, (d) the guarantee of Bluegreen in respect of the completion of the construction of such Eligible Resort, (e) the mortgage, security agreement and assignment of leases and rents or the deed of trust, security agreement and assignment of leases and rents in and to such Eligible Resort securing such Resort Loan (a "RESORT LOAN MORTGAGE"), (f) the collateral assignment of the Resort Construction Contract in respect of such Eligible Resort, (g) the collateral assignment of the Resort Architectural Contract in respect of such Eligible Resort, (h) the collateral assignment of Purchase and Sale Agreement in respect of such Eligible Resort,
(i) the hazardous material indemnity agreement in respect of such Eligible Resort and (j) such other collateral security documents as are customarily obtained by prudent construction lenders.

         RESORT LOAN LIMIT. At any time during the Eligibility Period, the remainder of (i) $25,000,000 MINUS the (ii) sum of (1) the aggregate original principal amount of all Resort Advances made under all Resort Loans previously extended hereunder and (2) the aggregate amount of unutilized borrowing availability under all Resort Loans that have been previously extended hereunder and which have not been fully drawn down. After expiration of the Eligibility Period and applicable Extension Period, the Resort Loan Limit shall be zero ($0).

         RESORT LOAN MORTGAGE. As defined in the definition of Resort Loan Documents.

         RESORT PURCHASE AND SALE AGREEMENT. As defined in clause (b) of the definition of Eligible Resort.

         SOURCES AND USES OF CASH PROJECTION. As defined in clause (i) of the definition of Eligible Resort.



                                  Appendix-8

         TERMINATION EVENT. As defined in Section 6 hereof.

         TIMESHARE DECLARATION. With respect to any Resort, that certain timeshare declaration to be recorded in the appropriate land records office of the state in which such Resort is located, pursuant to which a timeshare regimen based on Intervals will be created in and to such Resort. The Timeshare Declaration may be combined with, and made a part of, the Declaration.

         UNIT. With respect to any Resort, an individual condominium unit within such Resort, together with all furniture, fixtures and furnishings therein, and together with any and all interest in common elements appurtenant thereto, as provided in the Declaration of such Resort.

         WAREHOUSE FACILITY. The Loan and Security Agreement dated as of October 20, 1998 between Bluegreen and Lender, as amended from time to time.



                                  Appendix-9

                                  SCHEDULE 1.2

                           [REQUEST FOR RESORT LOAN]

DATE:___________________________

Heller Financial, Inc.
Heller Sales Finance
Attn: Portfolio Manager, Vacation Ownership
500 West Monroe St., 28th Fl.
Chicago, Illinois 60661

         RE:      HSF Loan No. 98-087
                  $25,000,0000 Master Resort Loan Facility (the "AGREEMENT") between Heller Financial, Inc. ("LENDER") and Bluegreen Corporation ("BLUEGREEN")

Dear Sir or Madam:

         Capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

         In accordance with the terms of the Agreement, Bluegreen hereby notifies Lender that it desires to obtain a new Resort Loan from Lender in a maximum principal amount not to exceed $_______________________. The following information is true and correct with respect to such Resort Loan:

         (d)      Borrower: [Name of Eligible Bluegreen Subsidiary].

         (e)      All of the equity of Borrower is owned directly by Bluegreen.

         (f) Borrower's certificate of incorporation and bylaws are attached hereto as Exhibit A hereto.

         (g) The Borrower satisfies all of the eligibility requirements of an "Eligible Bluegreen Subsidiary."

         (h) The Resort to be acquired and/or developed by Borrower is described on Exhibit B hereto and is located at
                  _____________.

         (i) The Resort Purchase and Sale Agreement for such Resort is attached hereto as Exhibit C.

         (j) The Resort Construction Contract for such Resort is attached hereto as Exhibit D.



                                Schedule 1.2-1

         (k) The Resort Architectural Contract for such Resort is attached hereto as Exhibit E.

         (l) The construction and sales and marketing budgets for such Resort are attached hereto as Exhibit F (including, without limitation, sales and marketing budgets that will form the basis of the Approved Sales and Marketing Budget, a detailed construction budget that will form the basis of the Approved Development Budget and the necessary detail in respect of the Resort Development Costs).

         (m) The Sources and Uses of Cash Projection for such Resort is attached hereto as Exhibit G.

         (n) The total Resort Development Costs for the Resort are estimated to be $_______________. Bluegreen intends to provide cash equity contributions to the Borrower of $____________ on or prior to the Resort Loan Closing Date and an additional __________ thereafter, as more particularly provided for on Exhibit H hereto. The maximum principal to be obtained under the Resort Loan from Lender would not exceed 85% of the Resort Development Costs.

         (o) The Resort satisfies all of the eligibility requirements of an "Eligible Resort." All certificates required to be provided pursuant to clause (g) and clause (h) of the definition of "Eligible Resort" are attached hereto as Exhibit H.

         (p) A current phase I environmental survey of the Resort is attached hereto as Exhibit I.

         (q) A soil report in respect of the Resort is attached hereto as Exhibit J.

         (r) A perimeter survey of the Resort is attached hereto as Exhibit K.

         (s) A [preliminary] owner's title insurance policy is attached hereto as Exhibit L.

         (t) Bluegreen requests that the Resort Loan have a maturity date of ____ [may not be later than 7 years from the Facility Closing Date] and a draw period during which Resort Advances will be available for ____ years [may not extend beyond Eligibility Period (including the Extension Period)]. Bluegreen requests that the Resort Advances be made available monthly.



                                Schedule 1.2-2

         (u) The Resort Loan Limit, without giving effect to the requested Resort Loan, is $_________. The requested Resort Loan is within the Resort Loan Limit.

         (v) Bluegreen requests that the release price per Interval be as set forth on Exhibit M hereto (subject to adjustment as provided for in Section 1.4 of the Agreement) and that the minimum amortization be as set forth on Exhibit N hereto.

         (w) Bluegreen requests that the Resort Loan Closing Date for the requested Resort Loan be ______ __, ____.

         (x) The form of Declaration and Timeshare Declaration for the Resort, all forms of property and other disclosure reports, purchase agreements and consumer interval financing documents and any franchise, management, sub-management or other affiliate agreements are set forth on Exhibit O hereto.

         (y) No Termination Event has occurred and is continuing and no event under Section 2.13 of the Agreement shall then exist. The Warehouse Facility is in full force and effect (after giving effect to any extensions thereof).

         (w) Bluegreen confirms that Intervals at the Resort will be sold and financed on a deed basis using mortgage notes and mortgages substantially in the form set forth on Exhibit O hereto.

         (x) Bluegreen confirms that the Resort [will][will not] be a Component Site. [The points awarded to each Interval at the Resort by the Club together with the purchase price thereof are set forth on Exhibit P hereto.]

         2. The representations and warranties contained in the Agreement are true, correct and complete in all material respects on the date hereof.

         3. Bluegreen is in compliance with each and every one of its covenants, agreements and obligations in all material respects under the Agreement and the Warehouse Facility.

         4. Bluegreen has no knowledge of any defenses or offsets with respect to the payment of any amounts due Lender.

         5. Bluegreen acknowledges that this request is subject to approval by Lender. Bluegreen requests that Lender use its best efforts to respond to this request on or prior to ________ ___, ______.



                                Schedule 1.2-3

                                     BLUEGREEN CORPORATION

                                     By:
                                         --------------------------------------
                                           Name:
                                           Its:



                                Schedule 1.2-4

                                  SCHEDULE 2.2
                                  ------------

                              [Closing Checklist]

HFS No. 98-087

                      HELLER FINANCIAL, INC. $___________
             RESORT LOAN TO [NAME OF ELIGIBLE BLUEGREEN SUBSIDIARY]

LENDER:               Heller Financial, Inc.
                      500 West Monroe Street
                      Suite 2800
                      Chicago, Illinois 60640
                      Attention: Matthew Kirchner, Account Executive
                                 Telephone: 312-441-7797
                                 Facsimile: 312-441-7924
                      Vacation Ownership Legal Representative
                                 Facsimile: 312-441-7924

LENDER'S COUNSEL:     Hebb & Gitlin
                      1 State Street
                      Hartford, CT 06103
                      Attention: Jeffery S. Kuperstock, Esq.
                                 Thomas J. O'Shea, Esq.
                                 Telephone: 860-240-2742/2707
                                 Facsimile: 860-278-2483

BORROWER:             [Name of Eligible Bluegreen Subsidiary], a ____________ corporation
                      5925 Town Center Road
                      Boca Raton, Florida 33486

BORROWER'S COUNSEL:   [To Be Supplied]

GUARANTOR:            Bluegreen Corporation
                      4960 Blue Lake Drive
                      Boca Raton, Florida 33431
                                 Telephone: 561-912-8000
                                 Facsimile: 561-912-8100

RESORT:               [Name of Eligible Resort]

                                 Schedule 2.2-1

-------------------------------------------------------------------------------------------------------------
           ITEM                                                              RESPONSIBILITY          STATUS
-------------------------------------------------------------------------------------------------------------
1.   BORROWER/GUARANTOR BACKGROUND
     DOCUMENTS
-------------------------------------------------------------------------------------------------------------
     a.  UCC judgment and tax lien search                                        Lender's
                                                                                 counsel
         i.     Borrower

         ii.    Guarantor

         iii.   Resort
-------------------------------------------------------------------------------------------------------------
     b.  Borrower's/Guarantor's Certificate re: litigation and                   Borrower;
         other matters affecting Borrower and Guarantor                          Guarantor
-------------------------------------------------------------------------------------------------------------
     c.  Intercompany agreements and loans between                               Borrower;
         Borrower, Guarantor or any other affiliate                              Guarantor
-------------------------------------------------------------------------------------------------------------
     d.  Credit reports                                                          Lender
-------------------------------------------------------------------------------------------------------------
2.   ACQUISITION/CONSTRUCTION DOCUMENTS
-------------------------------------------------------------------------------------------------------------
     a.  Resort Purchase and Sale Contract                                       Borrower

         i.     Owner's policy of title insurance and
                copies of all exceptions and liens on
                Schedule B thereto
-------------------------------------------------------------------------------------------------------------
     b.  Resort Architectural Contract                                           Borrower
-------------------------------------------------------------------------------------------------------------
     c.  Resort Construction Contract                                            Borrower

         i.     Copies of major subcontracts                                     Borrower
-------------------------------------------------------------------------------------------------------------
     d.  Plans, Specifications and Drawings                                      Borrower
-------------------------------------------------------------------------------------------------------------
     e.  Approved Development Budget                                             Borrower

         i.     Construction timeline                                            Borrower
-------------------------------------------------------------------------------------------------------------
     f.  Approved Sales and Marketing Budget                                     Borrower
-------------------------------------------------------------------------------------------------------------
     g.  Soil/Engineering Report                                                 Borrower
-------------------------------------------------------------------------------------------------------------
     h.  Payment and Performance Bonds                                           Borrower

         i.     Co-obligee endorsement in favor of                               Borrower
                Lender
-------------------------------------------------------------------------------------------------------------
     i.  Sources and Uses of Cash Projection                                     Borrower
-------------------------------------------------------------------------------------------------------------
     j.  Certificates re:  Resort Development Costs,                             Borrower
         Average Unit Construction Costs, Projected Resort
         Net Sales Proceeds, Paid-in-capital to Borrower
         and Percentage of Resort Loan to be used to
         construct amenities
-------------------------------------------------------------------------------------------------------------
     k.  Excavation, foundation and building permits; water                      Borrower
         connection permit; storm sewer connection permit;
         other permits
-------------------------------------------------------------------------------------------------------------
3.   RESORT DOCUMENTS
-------------------------------------------------------------------------------------------------------------
     a.  Draft Condominium Declaration                                           Borrower

         i.     Draft Condominium plat and                                       Borrower
                horizontal/vertical site drawings
-------------------------------------------------------------------------------------------------------------



                                 Schedule 2.2-2

-----------------------------------------------------------------------------------------
          b.        Draft Timeshare Declaration                                 Borrower
-----------------------------------------------------------------------------------------
          c.        [PUD or other Horizontal Plan Documents]                    Borrower
-----------------------------------------------------------------------------------------
          d.        [Copies of all Restrictive Covenants Running with           Borrower
                    Land]
-----------------------------------------------------------------------------------------
          e.        Draft Articles of Incorporation and Bylaws of               Borrower
                    Condominium Homeowners' Association
-----------------------------------------------------------------------------------------
          f.        Draft Articles of Incorporation and Bylaws of               Borrower
                    Timeshare Owners' Association
-----------------------------------------------------------------------------------------
          g.        Draft Condominium Rules and Regulations                     Borrower
-----------------------------------------------------------------------------------------
          h.        Draft Timesharing Rules and Regulations                     Borrower
-----------------------------------------------------------------------------------------
          i.        Draft Management Agreement for Resort                       Borrower
-----------------------------------------------------------------------------------------
          j.        [Registration, Public Offering Statement and other          Borrower
                    Filed Time Share Documents for Resort in
                    ___________, __________, _________, and ________]
-----------------------------------------------------------------------------------------
          k.        Form of purchaser credit application                        Borrower
-----------------------------------------------------------------------------------------
          l.        Form of reservation agreement                               Borrower
-----------------------------------------------------------------------------------------
          m.        Form of escrow agreement for pre-sales                      Borrower

                    i.    Location of downpayment escrow deposit
-----------------------------------------------------------------------------------------
          n.        Form of purchaser buy/sell agreement                        Borrower
-----------------------------------------------------------------------------------------
          o.        Form of purchase money mortgage note                        Borrower
-----------------------------------------------------------------------------------------
          p.        Form of purchase money mortgage                             Borrower
-----------------------------------------------------------------------------------------
          q.        Form of Regulation Z Disclosure Statement                   Borrower
-----------------------------------------------------------------------------------------
          r.        Form of Rescission Statement                                Borrower
-----------------------------------------------------------------------------------------
          s.        Form of Regulation X Servicing Statement                    Borrower
-----------------------------------------------------------------------------------------
          t.        Form of RESPA Settlement Statement                          Borrower
-----------------------------------------------------------------------------------------
          u.        Pro-forma Mortgagee's Title Insurance Policy                Borrower
-----------------------------------------------------------------------------------------
          v.        Form of timeshare documents receipt                         Borrower
-----------------------------------------------------------------------------------------
          w.        Purchaser's affidavit and acknowledgement                   Borrower
-----------------------------------------------------------------------------------------
          x.        State timeshare filings (_____, _____ and                   Borrower
                    ______)

                    i.    Subdivision/Developer/Declaration licensing           Borrower
-----------------------------------------------------------------------------------------
          y.        Certificate from Guarantor that Receivables from            Guarantor
                    Resort meet eligibility requirements for "Eligible
                    Completed Unit Receivables" or "Eligible
                    Uncompleted Unit Receivables" under Warehouse
                    Facility
-----------------------------------------------------------------------------------------
          z.        Evidence that forms meet state and federal                  Borrower
                    requirements
-----------------------------------------------------------------------------------------
          aa.       Sales/marketing contracts for intervals and/or Club         Borrower
                    memberships
-----------------------------------------------------------------------------------------
          bb.       All Affiliate contracts with respect to Resort (except      Borrower/
                    as listed above)                                            Guarantor
-----------------------------------------------------------------------------------------



                                 Schedule 2.2-3


------------------------------------------------------------------------------------------
         cc.      Form of the transfer/conveyance documents from                 Borrower
                  Borrower to Guarantor for purposes of pledging
                  receivables under Warehouse Facility

                  i.       [Form of lien release/subordination of                Lender
                           Lender]
------------------------------------------------------------------------------------------
4.       CLUB DOCUMENTATION
------------------------------------------------------------------------------------------
         a.       Memorandum of Bluegreen Vacation Club                          Guarantor
                  recorded in real property records of _________
------------------------------------------------------------------------------------------
         b.       [Registration, Public Offering Statement and other             Guarantor
                  Filed Time Share Documents for Club in [state in
                  which Resort is located and with Division of
                  Florida Land Sales, Condominium and Mobile
                  Homes of the Department of Business &
                  Professional Regulation]
------------------------------------------------------------------------------------------
         c.       Qualification of Trustee as foreign corporation in             Guarantor
                  [state in which Resort is located]
------------------------------------------------------------------------------------------
         d.       Qualification of Trust as "foreign trust" in [state in         Guarantor
                  which Resort is located] (if applicable)
------------------------------------------------------------------------------------------
         e.       Trustee acknowledgement that Accommodations                    Guarantor
                  of Resort will constitute a Component Site under
                  the RDI Vacation Club
------------------------------------------------------------------------------------------
         f.       Form of RDI Owner Agreement to be used with                    Guarantor
                  purchasers of Intervals
------------------------------------------------------------------------------------------
         g.       Form of deed to be used for conveyance of                      Guarantor
                  Intervals by purchasers to the Trust
------------------------------------------------------------------------------------------
         h.       Schedule of Vacation Points allocated to Intervals             Guarantor
                  at the Resort
------------------------------------------------------------------------------------------
         i.       Addenda to public offering statements used in                  Guarantor
                  other states in marketing the RDI Vacation Club to
                  reflect the Resort as a Component Site
------------------------------------------------------------------------------------------
         j.       Acknowledgement by Trustee and Club that the                   Guarantor
                  holder of purchase money mortgages on Intervals
                  at the Resort qualify as Interest Holder
                  Beneficiaries under the Trust Agreement
------------------------------------------------------------------------------------------
         k.       Certified copy of RDI Vacation Club Trust                      Guarantor
                  Agreement, rules and regulations for the RDI
                  Vacation Club and point guidelines
------------------------------------------------------------------------------------------
         l.       Certified copy of Trustee's certificate of                     Guarantor
                  incorporation and bylaws and good standing
                  certificates from state of incorporation and states
                  in which qualified as a foreign corporation
------------------------------------------------------------------------------------------
         m.       Certified copy of Club's certificate of incorporation          Guarantor
                  and bylaws and good standing certificates from
                  state of incorporation and states in which qualified
                  as a foreign corporation
------------------------------------------------------------------------------------------



                                 Schedule 2.2-4

-------------------------------------------------------------------------------
  n.  Certified copy of Vacation Club Managing Entity's     Guarantor
      certificate of incorporation and bylaws and
      good standing certificates from state of
      incorporation and states in which qualified as
      a foreign corporation
-------------------------------------------------------------------------------
  o.  Copy of management agreement between Club             Guarantor
      and Vacation Club Managing Entity

-------------------------------------------------------------------------------
  p.  Copy of most recent audit and report prepared         Guarantor
      by independent accounting firm
-------------------------------------------------------------------------------
  q.  Copy of most recent operating budget for Club         Guarantor
      (including operating fund budget and trust fund
      budget)

-------------------------------------------------------------------------------
  r.  Certificates of insurance maintained by the           Guarantor
      Trustee, the Trust and/or the Club

      i. Business interruption insurance
-------------------------------------------------------------------------------
5. RESORT ACQUISITION AND OTHER INFORMATION
-------------------------------------------------------------------------------
  a.  Schedule of Acquisition Closing Costs and             Borrower's
      Expenses (if applicable)                               counsel
-------------------------------------------------------------------------------
  b.  Conveyance Documents (if applicable)                  Borrower's
                                                             counsel
-------------------------------------------------------------------------------
  c.  Resort Loan Request under Master Bluegreen            Guarantor
      Resort Loan Facility
-------------------------------------------------------------------------------
  d.  Perimeter ALTA Survey for Resort                      Borrower

      i.  Surveyor's Certificate                            Borrower

      ii. Flood zone classification (if applicable)         Borrower
-------------------------------------------------------------------------------
  e.  Phase I Environmental Survey for Resort               Borrower

      i. Heller Reliance Letter                             Borrower
-------------------------------------------------------------------------------
  f.  Certificates of Insurance (including flood and        Borrower
      builder's risk) and proof of payment of premiums

      i. Lender named as mortgage loss payee/co-insured     Borrower
-------------------------------------------------------------------------------
  g.  Other Resort Information                              Borrower

      i.   Receipts evidencing payment of property taxes    Borrower

      ii.  Copies of utility contracts (if any)             Borrower

      iii. Certificates of occupancy (if any)               Borrower

      iv.  Lender's Architect's Inspection Results          Borrower
-------------------------------------------------------------------------------
  h.  Appraisal                                             Borrower
-------------------------------------------------------------------------------




                                 Schedule 2.2-5

-------------------------------------------------------------------------------
   i.  Mechanic's, materialmen's and supplier's lien        Borrower
       partial waivers and reconciliation of all
       payments to date of closing (if applicable)
-------------------------------------------------------------------------------
   j.  Licensing                                            Borrower

       i.    Real estate broker licensing for sales         Borrower
             of intervals

       ii.   Amenities                                      Borrower
-------------------------------------------------------------------------------
   k.  Zoning compliance                                    Borrower
-------------------------------------------------------------------------------
   l.  ADA/HUD accessibility compliance (if applicable)     Borrower
-------------------------------------------------------------------------------
   m.  Financial statements of Borrower and Guarantor       Borrower
-------------------------------------------------------------------------------
   n.  Certificate or other evidence of satisfaction
       of net worth requirement

       i.    Copy of agreement of Guarantor to make         Guarantor
             further net worth contributions to
             Borrower

       ii.   Copy of completion of construction             Guarantor
             guarantee from Guarantor
-------------------------------------------------------------------------------
6. RESORT LOAN DOCUMENTS
-------------------------------------------------------------------------------
   a.  Promissory note                                      Lender's
                                                             counsel
-------------------------------------------------------------------------------
   b.  Acquisition and Construction Loan Agreement          Lender's
                                                             counsel
-------------------------------------------------------------------------------
   c.  Guarantee                                            Lender's
                                                             counsel
-------------------------------------------------------------------------------
   d.  Mortgage, Assignment of Rents and Security           Lender's
       Agreement                                             counsel

       i.    Mortgagee's title insurance                    Borrower's
             Commitment/Pro forma mortgagee's title        counsel/title
             Insurance policy                                company

       ii.   Endorsements: future advance, usury,           Borrower's
             condominium/pud, mechanic's lien,             counsel/title
             zoning, elimination of survey/easement          company
             exceptions

       iii.  Copies of all listed Schedule B exceptions     Borrower's
                                                           counsel/title
                                                             company
-------------------------------------------------------------------------------
   e.  UCC-1's - Borrower                                   Lender's
       i.    Central/Local:____________                      counsel
       ii.   Central/Local:____________
-------------------------------------------------------------------------------
   f.  Hazardous Materials Indemnity Agreement              Lender's
                                                             counsel
-------------------------------------------------------------------------------
   g.  Collateral Assignment of Declarant's Rights          Lender's
                                                             counsel
-------------------------------------------------------------------------------



                                Schedule 2.2 - 6

------------------------------------------------------------------------------------
h.  Collateral Assignment of Resort-related contracts             Lender's
                                                                  counsel
    i.    Collateral Blanket Assignment of Pre-Sale
          Contracts (if not assigned to Warehouse
          Facility)

    ii.   Collateral Blanket Assignment of Notes
          and Mortgages (if not assigned to
          Warehouse Facility)

    iii.  Collateral Assignment of Resort
          Construction Contract

    iv.   Collateral Assignment of Resort
          Architectural Contract

    v.    [Other]
------------------------------------------------------------------------------------
i.  [Escrow Arrangement                                            Lender's
                                                                   counsel
    i.    insured closing agent's letter]
------------------------------------------------------------------------------------

j.  Corporate authorization for the Borrower and the               Borrower
    Guarantor

    i.    Good Standing Certificate from State of                  Borrower
          Incorporation for the Borrower

    ii.   Massachusetts Good Standing Certificate                  Guarantor
          for the Guarantor

    iii.  Foreign Authorization Certificates for the               Borrower
          Borrower from [state in which Resort is
          located]

    iv.   Foreign Authorization Certificates for the               Guarantor
          Guarantor from Florida and [state in
          which Resort is located]

    v.    Certificates of Incorporation for Borrower               Borrower

    vi.   Articles of Incorporation for Guarantor                  Guarantor

    vii.  Bylaws of Borrower                                       Borrower

    viii. Bylaws of Guarantor                                      Guarantor
------------------------------------------------------------------------------------

k.  Opinion of counsel for Borrower and Guarantor                  Borrower
                                                                   counsel
------------------------------------------------------------------------------------

l.  Subordination agreement for subordinate affiliate              Lender's
    debt                                                           counsel

    i.  Copies of all documentation for
        subordinate affiliate debt
------------------------------------------------------------------------------------



                                 Schedule 2.2-7


------------------------------------------------------------------------------
  m.  Custodial Agreement (if applicable)                  Lender's
                                                           counsel
------------------------------------------------------------------------------
  n.  Servicing and Lockbox Agreement (if applicable)      Lender's
                                                           counsel
------------------------------------------------------------------------------
  o.  Borrower's officer's and secretary's Certificates    Lender's
                                                           counsel
      i.     Resolutions attached
------------------------------------------------------------------------------
  p.  Guarantor's officer's and secretary's certificates   Lender's
                                                           counsel
      i.     Resolutions attached
------------------------------------------------------------------------------
  q.  [Construction Disbursement Agreement                Borrower's
                                                           counsel/
      i.     Form of Notice                                Lender's
                                                         counsel/title
      ii.    Wire instructions                             company

      iii.   Escrow Funding Account]
------------------------------------------------------------------------------
  r.  Form of Architect's Certificate for                  Lender's
      disbursements                                        counsel
------------------------------------------------------------------------------
  s.  Form of General Contractor's Certificate for         Lender's
      disbursements                                        counsel
------------------------------------------------------------------------------
  t.  Payment of Commitment Fee Installment                Borrower
------------------------------------------------------------------------------
  u.  Reimbursement of Lender's costs and expenses         Borrower
------------------------------------------------------------------------------
  v.  Payment of Legal Fees of Lender                      Borrower
------------------------------------------------------------------------------





















                                 Schedule 2.2-8